                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                       ATRIX INTERNATIONAL INCORPORATED
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

         [LETTERHEAD OF ATRIX INTERNATIONAL INCORPORATED APPEARS HERE]

September 22, 1997



Dear Shareholder:

You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Atrix International, Inc. The meeting will be held on Tuesday, October 21, 1997, at 3:30 p.m. local time at the Crown Plaza North Star Hotel, 618 Second Avenue South, Minneapolis, Minnesota. We suggest that you carefully read the enclosed Notice of Annual Meeting and Proxy Statement.

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, we urge you to complete, sign, date and return the enclosed proxy card in order to make certain your shares will be represented at the Annual Meeting.



Very truly yours,

/s/ Steven D. Riedel
Steven D. Riedel
Chief Executive Officer and President

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                OCTOBER 21, 1997

                              ---------------------

               TO THE SHAREHOLDERS OF ATRIX INTERNATIONAL, INC.:

The Annual Meeting of Shareholders of Atrix International, Inc. (the "Company") will be held Tuesday, October 21, 1997 at 3:30 p.m. local time, at the Crown Plaza North Star Hotel at 618 Second Avenue South, Minneapolis, Minnesota, for the following purposes:

         1. To elect seven directors to serve until the next Annual Meeting or until their successors are elected and qualified.

         2. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

Only shareholders of record as shown on the books of the Company at the close of business on September 12, 1997 will be entitled to vote at the Annual Meeting or any adjournment thereof.



                                      By Order of the Board of Directors



                                      /s/ Steven D. Riedel
September 22, 1997                    Steven D. Riedel
                                      Chief Executive Officer and President

                           Atrix International, Inc.
                           14301 Ewing Avenue South
                             Burnsville, MN 55306


                           -------------------------

                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF SHAREHOLDERS,
                               OCTOBER 21, 1997
                           -------------------------

                                 INTRODUCTION

The Annual Meeting of Shareholders of Atrix International, Inc. (the "Company") will be held on Tuesday, October 21, 1997, at 3:30 p.m. local time, at Crown Plaza North Star Hotel, 618 Second Avenue South, Minneapolis, Minnesota, or at any adjournment thereof, for the purposes set forth in the Notice of Meeting.

A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of Common Stock.

Any shareholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Written notice of revocation may be given prior to the Annual Meeting, or a shareholder may appear at the Annual Meeting and give written notice of revocation prior to use of the proxy. Proxies will be voted as specified by shareholders. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the election as directors of the nominees listed in this Proxy Statement.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

The Company expects that this Proxy Statement, the Proxy and Notice of Meeting will first be mailed to shareholders on or about September 22, 1997.

                Atrix International, Inc. 1997 Proxy Statement

Only holders of Common Stock of record at the close of business on September 12, 1997 will be entitled to vote at the Annual Meeting. On September 12, 1997, the Company had 5,653,644 shares of Common Stock outstanding, each share entitling the holder thereof to one vote on each matter to be voted on at the annual meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights. The holders of a majority of the total shares issued and outstanding at the close of business on the record date will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a majority of those voting in person or by proxy is required for the election of directors, and such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting (2,826,823 shares) is required for a quorum for the transaction of business. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects votes against director nominees or abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

The election of a nominee for director and each of the other proposals described in this Proxy Statement requires the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Meeting). Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and will be counted against that matter. Shares represented by a proxy card that includes broker non-votes on a matter will be treated as shares not entitled to vote on that matter and will not be counted in determining whether that matter has been approved.


                             ELECTION OF DIRECTORS

Nomination

The Company's Bylaws provide that the Board shall consist of not less then three and not more than seven numbers. The Board of Directors has set the number of directors at seven and has nominated seven persons to be elected as directors of the Company at the Annual Meeting. In the absence of other instructions, the proxies will be voted for each of the individuals named below, each of whom the Company's Board of Directors proposes for election as a director of the Company. If elected, all seven nominees will serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. All of the nominees are members of the current Board of Directors and were elected as last year's Annual Meeting of Shareholders, except for John Hey, who has been nominated for initial election to the Board at the Annual Meeting.

                Atrix International, Inc. 1997 Proxy Statement

The election of each of the nominees requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting, (and at least a majority of the minimum number of votes necessary for a quorum). The Board recommends a vote FOR the election of each of the nominees listed below. If prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Nominees

The following information has been furnished to the Company by the respective nominees for director.

                                                                                               Director
Names of Nominees                     Age          Position                                    Since
-----------------                     ---          --------                                    -----
W. William Bednarczyk                 53           Chairman of the Board of Directors          1984

Clifford B. Meacham                   63           Vice Chairman of the Board of               1981
                                                   Directors

Steven D. Riedel                      54           President, Chief Executive Officer,         1993
                                                   and Director

William E. Bennett                    51           Director                                    1986

Charles J.B. Mitchell, Jr.            56           Director                                    1992

Les Eck                               64           Director                                    1996

John C. Hey                           52           Director Nominee

Other Information About Nominees

The present principal occupation or employment of each nominee and a description of his business experience during the past five years is set forth following. Such information has been provided by the respective nominees.

                Atrix International, Inc. 1997 Proxy Statement

         W. William Bednarczyk has been Director of the Company since 1984 and has been Chairman of the Board since 1991. Since 1988, Mr. Bednarczyk has been president of Bednarczyk Business Services, which is engaged in management consulting and private investment activities. From 1984 to 1988, Mr. Bednarczyk was president of Human Asset Management, Inc. an employee/labor relations consulting firm in Edina, Minnesota.

         Clifford B. Meacham founded the Company and has been a Director of the Company since that time. In April of 1996, Mr. Meacham retired from active employment with the Company. Mr. Meacham is an engineer, having graduated from the Utica Institute of Technology, Utica, New York in 1952. Prior to founding Atrix Tool, Inc., Mr. Meacham was the President and General Manager of CACO Incorporated and Airport Industrial Machine Corporation (AIMC) in Lakeville, Minnesota for 16 years. CACO was a general-line tool distributor and AIMC was a manufacturer job shop engaged in the design and manufacture of special tools, vacuum tables, and concrete scarifies.

         Steven D. Riedel joined the Company as President on December 8, 1992. He became Chief Executive Officer and was elected to the Board of Directors in May of 1993. He also served as Chief Financial Officer from November, 1993, to August, 1997. Prior to that he was President and Chief Executive Officer of Enercon Data, an energy management and lighting control Company located in Edina, Minnesota. Mr. Riedel also was employed by Northern Telecom as Vice President of Product Management for the IOS division in Minneapolis. Previously, he held numerous management positions with Burroughs Corporation with the most recent being regional sales manager for the 15 state midwest region. He is also an active member of Norex, an organization for CEO's of companies within the greater metropolitan areas.

         William E. Bennett has been a Director of the Company since January 1986. Mr. Bennett is licensed as an attorney and as a certified public accountant in Minnesota and has acted as an independent consultant since August 1991. Mr. Bennett was general counsel and chief financial officer of I.C. Systems, Inc. of St. Paul, Minnesota, a collections agency, from October 1985 to August 1991. Prior to that time, he was a partner in the accounting firm of Main Hurdman (now KPMG Peat Marwick) of Minneapolis, Minnesota.

         Charles J.B. Mitchell, Jr. has been a director of the Company since April 1992. Mr. Mitchell is currently Chairman and CEO of Heckethorn Manufacturing Co., Inc., a major manufacturer of exhaust components for the OEM automotive manufacturing industry. Mr. Mitchell is also Chairman of Environmental Solutions, Inc., an environmental services holding company based in Minneapolis, Minnesota. Prior to joining Environmental Solutions, from 1985 to 1991, Mr. Mitchell was president and chief operating officer of Alta Acquisition Corporation. From 1973 to 1985, Mr. Mitchell was with Wheelabrator-Frye, Inc. as president of Sinclair and Valentine Worldwide and Frye Copysystems.

                Atrix International, Inc. 1997 Proxy Statement

         Les Eck has been a Director of the Company since October 1996. Mr. Eck is the former President and now Chairman of the Board of Directors of Haldeman-Homme, Inc., a distributor of industrial and institutional products, and through their Anderson-Ladd division, a provider of commercial and residential hardwood flooring. Mr. Eck has been employed by Haldeman-Homme for 37 years in a variety of sales and management roles. During his business career, he also served in the Army Reserve Command. Mr. Eck has been active in a number of civic and professional organizations and served on the dealer advisory councils of several of his company's suppliers. Mr. Eck has a degree in Forestry from the University of Minnesota and is a graduate of the Army Command and General Staff College.

         John C. Hey is President of Ikon Office Solutions-Upper Midwest. Mr. Hey has been in the office products industry in a variety of sales and management roles for 22 years. He began his career with D.C. Hey Company in 1973 and became President in 1984. In 1988, D.C. Hey was acquired by Alco Standard Corporation. Recently, Alco changed its name to Ikon Office Solutions. Prior to that, he was employed by the Campbell Soup Company. In addition, Mr. Hey has been active in a number of civic and professional organizations located in the Twin Cities area.

Additional Information About the Board of Directors

The Company's Board of Directors held four meetings during the fiscal year ended June 30, 1997. All of the directors attended at least 75% of the meetings, and at least 75% of the Committee meetings for the committees on which they served, with the exceptions of Mr. Charles Mitchell and Mr. Gordon Ritz, Sr.. Mr. Ritz is not standing for reelection at the Annual Meeting.

The Board of Directors has established the following standing committees of the
Board:

         Compensation Committee:    Charles J.B. Mitchell, Jr. Chairman
                                    W. William Bednarczyk
                                    Les Eck

The Compensation Committee's primary responsibilities are to formulate and recommend to the Board of Directors the compensation package for the Company's president and chief executive officer; to formulate and recommend to the Board of Directors the terms of the Company's officer incentive compensation plan; and to periodically review and make recommendations on the Company's general salary administration and benefits plan. This Committee met twice during fiscal 1997.

         Audit Committee:           William E. Bennett, Chairman
                                    Clifford Meacham
                                    Les Eck

The Audit Committee's primary responsibility is to oversee the Company's internal financial controls and to assist management in reporting financial information. This Committee met once during fiscal 1997.

                Atrix International, Inc. 1997 Proxy Statement

         Nominating Committee:      W. William Bednarczyk, Chairman
                                    Clifford B. Meacham
                                    Steven D. Riedel

The Nominating Committee's primary responsibilities are to nominate officers of the Company for election by the Board, recommend a slate of directors for approval by the Board to election by the shareholders, and to review with the chief executive officer the manpower and organizational strengths. Shareholder nominees for the election to the Board must be submitted to the Company by June 1 of each year. This Committee met one time prior to the Annual Meeting.

Director Compensation

Directors who are not employees of the Company generally receive $350 per board meeting and $200 per committee meeting for their services effective July 1, 1997.

The Company's 1994 Stock Option Plan also contains an automatic grant provision pursuant to which non-employee directors are automatically granted options to purchase shares of common stock. Any non-employee director who is initially elected to the Board will receive an option to purchase 25,000 shares of common stock which will vest, on a cumulative basis, with respect to 5,000 shares on June 30 first following such initial election and one June 30 each year thereafter. William Bednarczyk, in his capacity as Chairman of the Board, was also automatically granted an option to purchase 10,000 shares of Common Stock which has vested with respect to 6,000 shares and will vest, on a cumulative basis, with respect to 2,000 shares on June 30, 1998 and 1999. In addition, each subsequent Chairman of the Board (if such person is not an employee of the Company) will automatically be granted an option to purchase 10,000 shares of Common Stock which will vest, on a cumulative basis, with respect to 2,000 shares beginning on June 30 following such election and on June 30 of each year thereafter. These options have a term of ten years and an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant.

Effective April 1, 1996, the Company entered into a Supplemental Retirement Benefit Agreement with Clifford Meacham, a director and former officer of the Company. Under this agreement, the Company has agreed to pay Mr. Meacham $2,800 per month through February 1999. If Mr. Meacham dies prior to February 1999, the remaining monthly payments will be made to his spouse.

In addition, the Company has granted in the past, and may grant in the future, options to non-employee directors for service beyond that generally provided by a non-employee director.

                Atrix International, Inc. 1997 Proxy Statement

                        COMPENSATION AND OTHER BENEFITS

Summary of Cash and Certain Other Compensation

The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company. No other executive officer of the Company earned over $100,000 in the fiscal year ended June 30, 1997.

Summary Compensation Table

                                                                           Long Term Compensation
     Name and                                                Annual Compensation              Shares Underlying
Principal Position                   Fiscal Year         Salary               Bonus               Options(#)
------------------                   -----------         --------------------------               ----------
Steven D. Riedel                        1997           $111,300         $         0                   10,000
President and Chief Executive           1996           $104,583         $    19,500                    5,000
Officer                                 1995           $ 95,000         $         0                        0

Employment Agreements

Effective December 8, 1992, the Company entered into a letter agreement with Steven D. Riedel, pursuant to which he agreed to be employed as the president of the Company in December 1992 and chief executive officer beginning in May 1993. Mr. Riedel is currently paid an annual salary of $117,000 and receives an automobile allowance of $400 per month. In addition, if Mr. Riedel is involuntarily terminated prior to June 30, 1998, the Company is obligated to pay Mr. Riedel $56,000 over a seven month period in severance pay. If the Company is acquired prior to June 30, 1998, and Mr. Riedel's employment is terminated, Mr. Riedel will be paid $117,000 over a twelve month period in severance pay.

Option Grants and Exercises

The following table summarizes option grants during fiscal 1997 to the executive officer named in the Summary Compensation Table above.

                Atrix International, Inc. 1997 Proxy Statement

                      Options Grants in Last Fiscal Year

                               Individual Grants
                               -----------------

                                                            % of Total
                                      Number of               Options
                                        Shares              Granted to             Exercise
                                      Underlying             Employees              or Base
                                        Options              In Fiscal               Price           Expiration
Name                                 Granted(#)(1)             Year                 ($/Sh)              Date
----                                 -------------            ------                ------              ----
Steven D. Riedel                        10,000                 17.9%                 $.71           July 1, 2006

The following table summarizes the options values held by the executive officer named in the Summary Compensation Table at June 30, 1997.

                        Aggregated Option Exercises in
              Last Fiscal Year and Fiscal Year-end Option Values

                                                                                      Value of Unexercised
                                                  Number of Unexercised               In-The-Money Options
                                                 Options at June 30, 1997                June 30, 1997
Name                                          Exercisable  /  Unexercisable        Exercisable  /  Unexercisable
----                                          -----------     -------------        -----------     -------------
Steven D. Riedel(1)                           162,000         28,000                     0                0


----------------

(1) No options were exercised by Mr. Riedel in the fiscal year ended June 30, 1997, and all of the options held by Mr. Riedel have an exercise price greater than the fair market value of the Common Stock as of June 30, 1997, The exercise price may be paid in cash, or in the Board of Director's discretion, in shares of the Company's Common Stock valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the executive provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus applicable withholding taxes. The Board of Directors also has a discretion to grant a supplemental cash bonus to an optionee in connection with the grant or exercise or an option.

                Atrix International, Inc. 1997 Proxy Statement

              PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT

The following table sets forth as of September 12, 1997, the beneficial ownership of Common Stock by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company; (ii) each director and each nominee, (iii) each executive officer named in the Summary Compensation Table above; and (iv) all officers and directors of the Company as a group. Securities reported as "beneficially owned" included those for which the persons listed have, alone or together with others, voting power or investment power. Voting power and investment power are not shared with others unless so stated.

                                         Shares of Common Stock
                                         Beneficially Owned (1)

Name and Address                            No. of Shares                                  Percentage of Class
---------------------------------------------------------------------------------------------------------------
Clifford B. Meacham                           502,675(2)                                          8.8%
14301 Ewing Avenue South
Burnsville, MN  55306

Heartland Advisors, Inc.                      500,000(3)                                          8.8%
790 North Milwaukee Street
Milwaukee, WI  53202

Jerry Mathwig                                 380,000(4)                                          6.7%
9031 Avila Circle
Eden Prairie, MN  55347

Steven A. McMichael                           312,500(5)                                          5.5%
C/O Anthony Atwater Ltd.
P.O. Box 28
Waconia, MN  55387

Steven D. Riedel                              264,000(6)                                          4.5%
14301 Ewing Avenue South
Burnsville, MN  55306

Gordon Ritz, Sr.                              231,764(7)                                          4.0%
404 WCCO Radio Building
625 Second Avenue South
Minneapolis, MN  55402

                Atrix International, Inc. 1997 Proxy Statement


Name and Address                            No. of Shares                                  Percentage of Class
---------------------------------------------------------------------------------------------------------------



W. William Bednarczyk                         222,508(8)                                          3.9%
Bednarczyk Business Services
601 Lakeshore Parkway, Suite 1140
Minneapolis, MN  55305

Charles J.B. Mitchell, Jr.                    162,333(9)                                          2.8%
Environmental Solutions
Wilson Ridge
7500 Flying Cloud Drive, Suite 740
Minneapolis, MN  55344

William E. Bennett                             47,375(10)                                         *
4170 Myrle
White Bear Lake, MN  55110

Les Eck                                         5,000(11)                                         *
Haldeman-Homme, Inc.
430 Industrial Boulevard
Minneapolis, MN  55413

John C. Hey                                         0                                             *
4610 Morrland Avenue
Minneapolis, MN  55424

All Directors and Officers as               1,439,655(12)                                        23.4%
a Group (8 persons)

 (*)     Less than 1% of the outstanding shares.

 (1) Shares not outstanding but deemed beneficially owned by virtue of the right of person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.

 (2) Includes 5,000 shares which Mr. Meacham has the right to acquire pursuant to outstanding options exercisable within 60 days; and 52,500 shares which he has the right to acquire pursuant to outstanding warrants exercisable within 60 days.

 (3) Based solely on Schedule 13G filed by Heartland Advisors with the Securities and Exchange Commission on February 12, 1997.

 (4) Based solely on Schedule 13D/A dated September 18, 1997, as filed by Mr. Mathwig with the Securities and Exchange Commission.

                Atrix International, Inc. 1997 Proxy Statement

 (5) Based solely on Schedule 13G filed by Mr. McMichael with the Securities and Exchange Commission on January 14, 1991.

 (6) Includes 166,000 shares which Mr. Riedel has the right to acquire pursuant to outstanding options exercisable within 60 days; and 17,500 shares which he has the right to acquire pursuant to outstanding warrants exercisable within 60 days.

 (7) Includes 36,000 shares which Mr. Ritz has the right to acquire pursuant to outstanding options exercisable within 60 days; and 34,723 shares which he has the right to acquire pursuant to outstanding warrants exercisable within 60 days.

 (8) Includes 79,500 shares which Mr. Bednarczyk has the right to acquire pursuant to outstanding options exercisable within 60 days; and 20,833 shares which he has the right to acquire pursuant to outstanding warrants exercisable within 60 days.

 (9) Includes 30,500 shares which Mr. Mitchell has the right to acquire pursuant to outstanding options exercisable within 60 days; and 20,833 shares which he has the right to acquire pursuant to outstanding warrants exercisable within 60 days.

(10) Includes 36,000 shares which Mr. Bennett has the right to acquire pursuant to outstanding options exercisable within 60 days.

(11) Includes 5,000 shares which Mr. Eck has the right to acquire pursuant to outstanding options exercisable within 60 days.

(12) Includes a total of 437,666 shares members of the group have the right to acquire pursuant to outstanding options and warrants exercisable within 60 days.


                             CERTAIN TRANSACTIONS

On September 30, 1995 the Company completed a private sale of 451,666 shares of Common Stock at a price of $.75 each and warrants to purchase 150,555 shares of Common Stock. The private offering was made to a limited number of shareholders of the Company that held warrants to purchase shares of Common Stock including Steven D. Riedel, W. William Bednarczyk, Gordon Ritz, Sr., and Charles J.B. Mitchell. The Company received net proceeds of $323,750 from the private offering. In connection with this private sale, the Company granted the investors certain demand and incidental registration rights with respect to the shares of Common Stock issuable upon exercise of the warrants.

The Company believes that the foregoing transactions were, and any future transactions with affiliates will be, on terms no less favorable that could be obtained from an unaffiliated party and will be subject to approval by a disinterested majority of directors.

                Atrix International, Inc. 1997 Proxy Statement

                              SELECTION OF AUDITORS

The Company has not selected the independent public accountants for its fiscal year ending June 30, 1998 and intends to make this selection at a later date. A representative of Price Waterhouse LLP, the independent accountants for the fiscal year ending June 30, 1997, is expected to be present at the Annual Meeting to make a statement if he or she so desires and to respond to appropriate questions.

                                OTHER BUSINESS

The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Securities Act of 1934, as amended, requires the Company's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended June 30, 1997, the following directors, officers or beneficial owner of greater than 10% of the Company's Common Stock failed to file on a timely basis the forms required by Section 16 of the Exchange Act; Clifford B. Meacham with respect to two separate sales of Common Stock.

                         ANNUAL REPORT ON FORM 10-KSB

THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED JUNE 30, 1997 TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY AS OF SEPTEMBER 12, 1997, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT ON FORM 10-KSB. SUCH REQUESTS SHOULD BE SENT TO: ATRIX INTERNATIONAL, INC. 14304 EWING AVENUE SOUTH, BURNSVILLE, MN 55306, ATTENTION: DEAN GERBER

                Atrix International, Inc. 1997 Proxy Statement

                       PROPOSALS FOR 1998 ANNUAL MEETING

Shareholders who intend to submit proposals for inclusion in the Proxy Statement for shareholder action at the 1998 Annual Meeting of Shareholders must do so by sending the proposal and supporting statements, if any, to the Company at its corporate offices no later than May 22, 1998.

By Order of the Board of Directors



/s/ Steven D. Riedel
---------------------------
Steven D. Riedel
Chief Executive Officer
September 22, 1997

                Atrix International, Inc. 1997 Proxy Statement

                                     PROXY
                            ATRIX INTERNATIONAL, INC.
                  ANNUAL MEETING OF SHAREHOLDERS- OCTOBER 21,
The undersigned hereby appoints Steven D. Riedel and Dean Gerber, and each of them, as proxies, with the power to appoint a substitute and hereby authorizes each of them to represent and to vote, as designated below, all shares of common stock of Atrix International, Inc. held of record by the undersigned on September 12, 1997, at the ANNUAL MEETING OF SHAREHOLDERS to be held on Tuesday, October 21, 1997 at 3:30 p.m., or any adjournment thereof.


(1) ELECTION OF        For      Against    Nominee                           For      Against          Nominee
    DIRECTORS          ---      -------    -------                           ---      -------          -------
                       [_]        [_]        W. William Bednarczyk           [_]        [_]       William E. Bennett
                       [_]        [_]        Steven D. Riedel                [_]        [_]       Les Eck
                       [_]        [_]        Charles J.B. Mitchell, Jr.      [_]        [_]       John C. Hey
                       [_]        [_]        Clifford Meacham                [_]        [_]       For All Nominees Listed
                                                                             [_]        [_]       For Those Nominated Below
                       ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(2) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

             [_] Authority Granted           [_] Authority Withheld

      This proxy is solicited on behalf of the Company's Board of Directors THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MATTER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND IN FAVOR OF PROPOSAL 2.

     Please date and sign exactly as the name appears on the stock certificate. When shares are held joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign partnership name by authorized person.

     Dated:                           , 1997
           ---------------------------

     Signed:
            --------------------------------------
               Signature of Stockholder

     Signed:
            --------------------------------------
               Signature of Stockholder


     Please sign, date and return in the pre-addressed envelope provided.

--------------------------------------------------------------------------------